UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 30, 2020

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 South Main Street, Mansfield, PA		16933
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(570) 662-2121

N/A
(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 Item 7.01.  Regulation FD Disclosure.

Citizens Financial Services, Inc. intends to use the materials furnished herewith in one or more meetings with investors and analysts.  A copy of the investor presentation is attached hereto as Exhibit 99.1, and is being furnished herewith pursuant to Item 7.01.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation dated March 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Services, Inc.

March 30, 2020	By:	/s/ Randall E. Black
Randall E. Black
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Presentation dated March 30, 2020

 192165  5974150  0113186  838484  24815756      Investor PresentationMarch 30, 2020

 Forward looking statements  This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations, future performance and business of Citizens Financial Services, Inc. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. To the extent that statements in this presentation do not relate to historical or current facts, they constitute forward-looking statements. Although such statements are based on current estimates and expectations, and currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause actual results to differ materially from those presented. You will find more detailed information regarding these factors in our filings with the U.S. Securities and Exchange Commission, including in the “Risk Factors” section of our most recently filed Annual Report on Form 10-K and of our most recently filed Quarterly Report on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date such data was presented. Citizens Financial Services, Inc. undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise following this presentation, whether as a result of new information, future developments or otherwise, except as may be required by law.

     192165  5974150  0113186  838484  24815756              About Citizens Financial Services, Inc.  Investor presentation

  Current Company Snapshot (12/31/2019)  Overview & Trading Information  Financial Highlights   About Citizens Financial Services, Inc.     Standalone  Pro Forma  Assets:  $1,466M  $1,726M  Deposits:  $1,211M  $1,427M  Loans:  $1,103M  $1,346M    Standalone  Pro Forma  Consolidated TCE/TA:  9.1%  8.7%  Bank Leverage Ratio:  9.2%  8.8%  Bank Tier 1 Capital Ratio:  12.1%  11.2%  Bank Total RBC Ratio:  13.3%  12.3%    Standalone  LTM Net Income:  $19.5 million  LTM Net Interest Margin:  3.72%  LTM ROAA:  1.34%  LTM ROAE:  13.00%  LTM ROATCE  15.66%  Headquarters:  Mansfield, PA    Offices(1):  30 branches    FTEs(1):  ~300 full time employees    Exchange/Listing:  OTC Pink: CZFS      Pre-Pandemic(3/1/2020)  Post-Pandemic(3/27/2020)  Market Cap(1):  $223 million  $162 million  Annualized Dividend Yield(1):  2.8%  5.1%  Closing Price(1):  $63.25  $46.00  Average Daily Volume (3Mo) (1)  425 shares  1,319 shares  52 Week Range(1):  $36.00 - $69.99    P/TBV(1):  170%  119%  P/2020E(1):  11.4x  8.3x  (1) As of market close on March 27, 2020Source: S&P Global Market Intelligence    Strong Capital Ratios (12/31/2019)   Profitability (12/31/2019)

 Pandemic Response  Operational Response & preparedness  Dispersion of key operating functionsKey executives and officers dispersed and working from home or alternate locationsFCCB locations following alternative work practices, i.e. split schedules, distancing, and remote, work from home optionsProvided tools to conduct meetings remotely via telephone and digital channelsDiscontinued non-essential travel, large events, and meetings, including condensing our Annual Meeting and asking shareholders not to attend in person  Employee Protection & Assistance   Up to 2 weeks additional paid time to any employee who contracts the virus or is subject to quarantine due to exposureEmployees with pre-existing health conditions or compromised immune systems eligible for leave without fear of losing their jobAdditional cleaning procedures for high-touch surface areas and increased cleaning frequencySneeze guards installed at all branchesEngaged 3rd party vendor to sew cloth face masks for employees who want themEncouraging good hygiene & virtual medical diagnoses

 Pandemic Response  Confirmed Cases in Our County Markets   20  1  8  0  12  3  1  6  0  0  2  Bradford  Tioga  Potter  Clinton  Centre  Union  Schuylkill  Lebanon  Berks  Lancaster  Allegheny

 Pandemic Response  Customer Considerations   6 branches on drive-thru only service19 branches are limited morning lobby hours with capability to schedule afternoon appointments All branches can accommodate customers in lobby for special needsActivated Emergency Cash Protocol:Increased physical cash inventoryDaily monitoring of cash activityFrequent ATM replenishmentEncouraged use of Contact Center and Online or Mobile Banking options Expedited approval to increase debit card limits3rd party credit card vendor offering skip-a-pay option for impacted cardholdersWaiving fees for using other ATMs, mobile deposits fees and phone transfer fees  Supporting Clients & Communities   Announced FCCB COVID-19 Payment Relief Program on March 24, 2020For customers < 30 days past dueWill be modified to comply with any forthcoming regulatory guidanceWilling to consider modification requests that fall outside of the scope of the Program for strong credits, when evaluated through normal workflow channelsProviding existing residential mortgage customers with a 12-month 1.99% HELOC Waiving all late fees for payments due in March and April 2020Working with clients to participate in the SBA for Economic Injury Disaster Loans

 Investment Highlights   Long history of creating shareholder value and operating successfullyTenured management with significant experience in branch and whole bank mergers & acquisitionsStrong geographic diversification presents opportunities Steady record of high profitabilityDiversity of interest earning assetsLong-term shareholder returns

 Committed to Execution   7 branch and whole bank transactions announced since 2000Working diligently towards completing the acquisition of MidCoast Community Bank (expected 2Q2020)Introduction of new branding to continue to differentiate the brand in the marketplaceRecorded an exceptionally strong 4th quarter 2019In 1Q20, paid quarterly dividend to date, $0.455 p/s plus $0.10 p/s special dividend, an increase of 26% YoY  Increased investment in customer engagement and digital banking alternativesContinued execution upon growth strategies in existing marketsPrudent evaluation and action on potential future M&A opportunitiesAchieving outstanding shareholder return and providing customer service second to noneKeeping a focus on community banking with outstanding customer service  Recent Accomplishments   Future Prospects

 Executive Management     Randy BlackCEO, President & Director  Mr. Randall E. Black, also known as Randy, has been the President of Citizens Financial Services Inc. and its subsidiary First Citizens Community Bank (Mansfield, PA) since March 2004. Mr. Black has been the Chief Executive Officer of Citizens Financial Services Inc. and First Citizens National Bank since April 20, 2004. He served as Principal Accounting Officer of Citizens Financial Services Inc. since 2001 and also served as its Principal Financial Officer. He also served as Senior Vice President of Citizens Financial Services from 2003 to March 2004. Prior to joining First Citizens, Mr. Black was employed by Parente, Randolph, Orlando, Carey and Associates of Williamsport, Pennsylvania where he focused on bank auditing. He served as Senior Vice President and Chief Financial Officer of First Citizens National Bank since 1999. He served as an Assistant Treasurer of Citizens Financial Services Inc. since 1999. He began his career at First Citizens in 1993. Mr. Black has been a Director of Citizens Financial Services Inc. and First Citizens National Bank since 2004.  Mick JonesCOO  Mr. Mickey L. Jones, also known as Mick, CPA, has been the Chief Financial Officer of Citizens Financial Services Inc. since June 2004 and serves as Treasurer. Mr. Jones has been Executive Vice President of Citizens Financial Services Inc. since 2007. He has been the Chief Operating Officer of Citizens Financial Services Inc. since 2010. Mr. Jones has been Chief Financial Officer of First Citizens Community Bank since June, 2004. Mr. Jones has been Executive Vice President of First Citizens Community Bank since 2007 and serves as its Chief Operating Officer. He served as Senior Vice President of Citizens Financial Services Inc. since June 2004 and also served as its Assistant Treasurer. He served as Senior Vice President of First Citizens Community Bank. Mr. Jones served as Director of Finance and Claims for Keystone Health Plan Central, Inc.  David Richards, Jr.EVP & Director  David Richards was named Executive Vice President of the Bank on December 8, 2017. Prior to 2017, Mr. Richards was Executive Vice President of S&T Bank from 2013 to 2017. Starting in 1997, Mr. Richards was one of the founders, President and CEO of Nittany Bank and Nittany Financial Corp until the company was purchased by National Penn Bank in 2006, where he remained as Executive Vice President until 2013. Mr. Richards has extensive knowledge and experience in the banking and other industries, providing valuable insight in the daily and strategic operation of the Bank, positioning him well to be an explorer director. He has been a Director of the Company and the Bank since December, 2017.  Source: S&P Global Market Intelligence   Experienced Leadership

 Ranked one of the top 100 best performing community banks in the nation with assets < $2.0 billion for the last 11 years  5-Star rating from Bauer Financial, which analyzes and reports on the financial condition of the nations banks  Received the ranking as one of S&P Global Market Intelligence’s 100 best performing community banks with assets $1.0B - $10.0B      For the past 11 years, Citizens Financial Services, Inc. has been ranked one of the top 100 best performing community banks in the nation with assets less than $2 billion. This ranking is based on a 3-year ROAE. Our 2012 performance ranked us as number ONE in the nation. We also continue to be ranked in the top 100 Ag lenders nationwide, 2nd for banks HQ’d in PA.  We continue to receive a 5-star rating from Bauer Financial, Inc. which analyzes and reports on the financial condition of the nation’s banks.  S&P Global Market Intelligence, which ranks the 100 best performing community banks with assets between $1 billion and $10 billion using six categories, ranked us 47th for our 2015 performance.  FFIEC, responsible for tracking and reporting on small business and Agricultural lending, continues to rank us #1 for both small business and agricultural loans in Potter, Tioga and Bradford Counties in Pennsylvania.  In 2017, Forbes Magazine began conducting customer satisfaction surveys for all banks across the nation. First Citizens Community Bank has been ranked the number ONE bank for Satisfaction and Trust in the State of Pennsylvania for both 2017 and 2018.  Industry Recognition

 Track Record of Value Creation (Pre-Pandemic)   LTM Stock Performance   3-Year Stock Performance   Note: Market data as of market close on March 1, 2020Source: S&P Global Market Intelligence   Under Current Management..  Randy & Mick Took Leadership Roles 1H’2004  Total Return Under Current Leadership: 490%  5-Year Stock Performance   LTM Total Return: 11%  3 Year Total Return: 40%  5 Year Total Return: 51%

   (1) Includes the estimated impact of CZFS’ announced acquisition of MDCTSource: S&P Global Market Intelligence   TBV/Share & EPS Growth    Dividend History  Annual Dividend/Share  Stock Dividend  1.0%  1.0%  5.0%  1.0%  1.0%  5.0%  1.0%  (1)  (1)  Building Shareholder Value

     192165  5974150  0113186  838484  24815756              Business & FinancialHighlights   Investor presentation

 Source: S&P Global Market Intelligence  Key Financial Highlights – Top Tier Consolidated

 Note: Estimated pro forma total assets shown for 2019 which includes the impact of CZFS’ announced acquisition of MDCTSource: S&P Global Market Intelligence   Total Asset Growth Since 2000 ($000)          History of Successful Growth Since 2000

 Note: Median values shown for peer groupsNote: Financial data as of December 31, 2019Source: S&P Global Market Intelligence   CZFS is a top performer among its peers, with key metrics well above peer medians       PA NASDAQ Listed Banks  PA OTC Listed Banks > $500M  PA Banks $1.0B - $3.0B  LTM ROAA:  1.34%  0.97%  1.01%  0.92%  LTM ROATCE:  15.66%  11.65%  10.42%  10.32%  LTM Efficiency:  54.34%  63.52%  64.52%  68.19%  LTM NIM:  3.72%  3.53%  3.52%  3.33%  Outperforming the Competition

 Source: S&P Global Market Intelligence  Consistent & attractive Returns   Historical ROAA and ROAE

 Note: Includes announced acquisition of MidCoast Community Bancorp, Inc.Source: S&P Global Market Intelligence  Branch Map  Branch List   Geographically Diverse

 Competitive Deposit Market Share  Note: Includes announced acquisition of MidCoast Community Bancorp, Inc.Source: S&P Global Market Intelligence  Demographics Highlights   Familiar Markets We Understand

 Note: Includes announced acquisition of MidCoast Community Bancorp, Inc.Source: S&P Global Market Intelligence  Total Loans  Total Deposits  Attractive Business Mix

 Source: S&P Global Market Intelligence  Focus on agriculture lending   Ag team has over 350 years of experience in farming and ag banking, a rare combination in any industryAg team led by Chris Landis, who has 28 years in farming experience, 26 years in Ag banking, and is a member of the Professional Dairy Managers of PAExpertise in swine, poultry, dairy beef, crops and other agribusiness has expandedSupported by Ag Advisory Boards, composed of farmers and other industry leaders who help us stay in touch with the needs, opportunities and challenges of Ag customers  A leading agricultural lender  Growing Business Line

 Source: S&P Global Market Intelligence  History of strong asset quality  Historical Nonperforming assets / assets  NCOs/Avg Loans:  0.03%  (0.04%)  0.03%  0.02%  0.06%

     192165  5974150  0113186  838484  24815756              M&A Strategy  Investor presentation

 Acquisition strategy   Acquire to Increase Shareholder Value  Existing markets  New markets  Transactions more financial in natureDefensive play on competitive landscapeCost savings likely to be strongAchieve scale to improve operating economicsPro forma liquidity and market capitalizationAcquire talent and personnelComplimentary to earnings and balance sheet  Transactions more strategic in natureAttractive demographics New business lines Achieve scale to improve operating economicsPro forma liquidity and market capitalizationAcquire talent and personnelComplimentary to earnings and balance sheet

 positioned for responsible acquisitive growth  Well Positioned Franchise for Consolidation          Retaining key leadership in any merger will help facilitate a successful integration processEmployer of choice for employees throughout Pennsylvania All future partners will have access to additional products and a higher legal lending limitLarger balance sheet and potential for NASDAQ listing/Russell inclusion increases the amount of acquisitive growth opportunities available to Citizens  Prudent acquisition parameters  Target strong EPS accretionAim for payback periods < 3 years, 3 – 5 years if strategically compelling Manageable tangible book value dilution – aim for < 5%; 5 – 10% if strategically compelling Must remain well-capitalized, with other capital ratios such as CRE, construction, double leverage, and debt to equity being monitored as well

 Regional M&A Opportunities   Note: Regions match PA Bankers Regional GroupsSource: S&P Global Market Intelligence    Southeast PA  Northeast PA  North Central PA  South Central PA  Central PA  Potential Targets

 Regional M&A Opportunities   Source: S&P Global Market Intelligence  Delaware  Eastern Shore MD  Potential Targets

     192165  5974150  0113186  838484  24815756              Acquisition of Midcoast community bank   Investor presentation

 Community-Focused Institution      Attentive to Customers      Disciplined Lending Practices      Entrepreneur Sales Culture      Preferred Community Bank in its Markets      Serving the Local Business Community      Employer of Choice       Combination of likeminded institutions

 Note: Data as of 12/31/2020Source: S&P Global Market Intelligence   Headquarters:  Mansfield, PA  Executive Management:  Randy Black (CEO)Mick Jones (COO)  Offices:  27 Branches  Employees:  257 Full Time Employees  Assets:  $1.47 billion  Loans/Deposits (%):  92.1%  LTM ROAA (%):  1.34%  LTM ROAE (%):  13.00%  LTM Efficiency Ratio (%):  54.37%  LTM NIM (%):  3.72%  NPAs/Assets (%):  1.52%  Reserves/Loans (%):  1.24%  Headquarters:  Wilmington, DE  Executive Management:  Eric G. Hoerner (CEO)Bill Lattanzio (CBO)  Offices:  3 branches  Employees:  40 Full Time Employees  Assets:  $266.4 million  Loans/Deposits (%):  107.9%  LTM ROAA (%):  0.37%  LTM ROAE (%):  3.72%  LTM Efficiency Ratio (%):  80.59%  LTM NIM (%):  2.91%  NPAs/Assets (%):  0.01%  Reserves/Loans (%):  0.88%  Company overviews

 (1) Based upon a $61.00 price for CZFS common stock(2) Core deposits defined as total deposits less time deposits > $100kSource: S&P Global Market Intelligence   Transaction  Citizens Financial Services, Inc. (“CZFS”) will acquire 100% of MidCoast Community Bancorp, Inc.’s (“MDCT”) outstanding common stock  Consideration Mix  75% stock / 25% cashSubject to shareholder election  Per Share Consideration(1)  $6.50 total cash or stock consideration per share of MDCT common stock(1)$6.50 in cash consideration per share of MDCT common stock; or0.1065 shares of CZFS common stock per share (the “Exchange Ratio”)  Aggregate Consideration  $31.0 million at announcement(1)  Price Protection  Fixed exchange ratio20% double trigger downside price protection  Announcement Metrics  Price to tangible equity of 122%Price/2020 Earnings (+ Estimated Cost Savings) of 11.1xPremium to core deposits(2) of 3.7%  Personnel   Five commercial relationship managers with over 150 years of combined experience have signed employment agreements with CZFS  Approvals & Close  MDCT shareholder approvalWill seek customary approvals from PA, DE and the Federal ReserveExpected closing in the 1st quarter of 2020  Transaction terms

 (1) Based upon a $61.00 price for CZFS common stock(2) Core deposits defined as total deposits less time deposits > $100kSource: S&P Global Market Intelligence   StrategicRationale  Creation of a multi-regional, dynamic franchise with strong financial performance in attractive marketsLargest OTC listed bank in the PA, NJ, DE & MD combined marketOne of the Top 25 banks by asset size in the PA & DE combined market Continuation of acquisitive growth – acquired First National Bank of Fredericksburg in December 2015; acquired 1 S&T branch in December 2017Strategic geographic expansion into affluent regions with favorable demographics, specifically increasing southeastern PA presence including Chester County  FinanciallyAttractive   Immediately accretive to earnings at closeImmediately accretive to tangible book value at closeImmediate payback period> 15% internal rate of return exceeds internal thresholdsReasonable cost savings (32%) projected to be achievable via operating synergies Pricing in line with other recent transactions for banks similar in size, performance and geography  Well-PositionedFranchise  Opportunity to expand relationships with MidCoast customersStronger balance sheet and capital base to support increased borrowing needsBroader array of products and services offeredContinuity of key MidCoast management and personnel will ease integration and keep expertise of local markets within the company Larger pro forma company can lead to further benefits of scale, additional growth opportunities and improved efficiency Ideally positioned to become consolidator of choice in PA and adjacent markets   Transaction rationale

 Source: S&P Global Market Intelligence   MDCT LocationsCZFS Locations      Strengthening an attractive footprint

 (1) Estimated impacts provided solely for illustrative purposes(2) Tangible book value payback period calculated using the crossover method; inclusive of all one-time related transaction expensesSource: S&P Global Market Intelligence; Company-provided documents  Estimated EPS Accretion  >3%  TBV Payback Period(2)  Immediate  Internal Rate of Return  >15%  Pro Forma TCE/TA (At Close)  > 8.0%  Pro Forma Leverage (At Close)  > 8.5%  Pro Forma Tier 1 RBC (At Close)  > 10.0%  Pro Forma TRBC (At Close)  > 12.0%  Pro Forma Loans/Deposits  95%  Pro Forma CRE Concentration  161%    Top Tier Consolidated Impact    Bank Level Impact   Key transaction impacts(1)

     192165  5974150  0113186  838484  24815756              appendix  Investor presentation

 Source: S&P Global Market Intelligence  Key Financial Highlights – Bank Level Regulatory

 Source: S&P Global Market Intelligence  Key Financial Highlights – Bank Level Regulatory